[front cover]
                                  J.P. MORGAN
                                GLOBAL 50 FUND
                                [jp morgan logo]
                                Annual Report
                              October 31, 2000

LETTER TO THE SHAREHOLDERS
--------------------------------------------------------------------------------

December 1, 2000

Dear Shareholder,

    The J.P. Morgan Global 50 Fund had a total return of 4.64% for the year ended October 31, 2000. The Fund outperformed its benchmark - the MSCI World Index--which returned 1.09% for the same time period, but underperformed its peer group--the Lipper Global Funds Average--which returned 10.26%.

    The Fund's net asset value on October 31, 2000 was $18.37 per share, increasing from $18.06 per share since the start of the year. During the year, the Fund distributed $0.22 per share from ordinary income, $0.36 per share from short-term capital gains and $0.0017 from long-term capital gains. The Fund's net assets were approximately $158 million on October 31, 2000.

    This report includes an interview with Shawn Lytle, the lead portfolio manager of Global 50 Fund. Shawn discusses the global equity markets in detail, and explains the factors that influenced fund performance during the fiscal period. Shawn also provides insight in regard to positioning the Fund for the coming months.

    As chairman and president of Asset Management Services, we thank you for investing with J.P. Morgan. Should you have any comments or questions, please contact your Morgan representative, or call J.P. Morgan Funds Services at (800) 521-5411.

/signature/                             /signature/

Sincerely yours,
Ramon de Oliveira                       Keith M. Schappert
Chairman of Asset Management Services   President of Asset Management Services
J.P. Morgan & Co. Incorporated          J.P. Morgan & Co. Incorporated

TABLE OF CONTENTS
--------------------------------------------------------------------------------
Letter to the Shareholders                                                 1
Fund Performance                                                           2
Portfolio Q&A                                                              3
Fund Facts & Highlights                                                    5
Financial Statements                                                       6

FUND PERFORMANCE
--------------------------------------------------------------------------------

EXAMINING PERFORMANCE

  There are several ways to evaluate a mutual fund's historical performance. One way is to look at the growth of a hypothetical investment. The chart at right shows that $10,000 invested on May 31, 1998,* would have increased to $12,599 on October 31, 2000.

  Another way is to review a fund's average annual total return. This calculation takes the Fund's actual return and shows what would have happened if the Fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception).

GROWTH OF $10,000 SINCE FUND INCEPTION
May 31, 1998*-October 31, 2000

[data from line chart]

Lipper Global Funds Average           $12,846
J.P. Morgan Global 50 Fund            $12,599
MSCI World Index                      $12,403


PERFORMANCE

                                         TOTAL           AVERAGE  ANNUAL
                                        RETURNS           TOTAL RETURNS
                                     ------------    -----------------------
                                          ONE                 SINCE
                                         YEAR              INCEPTION*
AS OF OCTOBER 31, 2000
J.P. Morgan Global 50 Fund               4.64%               10.03%
MSCI World Index                         1.09%                9.32%
Lipper Global Funds Average              10.26%              10.24%

AS OF SEPTEMBER 30, 2000
J.P. Morgan Global 50 Fund               15.74%              12.90%
MSCI World Index                         8.16%               10.47%
Lipper Global Funds Average              18.75%              12.15%

* The Fund commenced operations on May 29, 1998, and has provided an average annual total return of 10.00% from that date through October 31, 2000. For the purpose of comparison, the "since inception" returns are calculated from May 31, 1998, the first date when data for the Fund's benchmark and its Lipper category average were available.

   MSCI World Index is an unmanaged, market value-weighted performance average of 1460 securities listed on the stock exchanges of 23 countries. It does not include fees or operation expenses and is not available for actual investment.

   Past performance is no guarantee of future results. Fund returns are net of fees, assume the reinvestment of distributions and reflect reimbursement of certain fund expenses as described in the prospectus. Had expenses not been subsidized, returns would have been lower. Lipper Analytical Services, Inc. is a leading source of mutual fund data.

PORTFOLIO MANAGER Q&A
--------------------------------------------------------------------------------

[photo of Shawn Lytle]

    The following is an interview with SHAWN LYTLE, vice president and portfolio manager with J.P. Morgan's Global Micro Group in London. Shawn has been a J.P. Morgan Investment Management employee since 1992, and was previously responsible for new business development for independent U.S. money managers. Since joining Morgan, he has attended the analyst training program and served a brief tour in J.P. Morgan Investment's San Francisco Private Banking office. Shawn holds a B.A. in business administration from Georgetown University.

WHAT DETERMINED THE DYNAMICS AND PERFORMANCE OF GLOBAL MARKETS OVER THE PAST
YEAR?

    The dynamics of the market can only be described as volatile, which was either very sweet or very sour depending on how your investments were positioned throughout the year.

    During the first four months of this reporting period, November 1999 through February 2000, for example, the technology-media-telecommunications (TMT) sectors were the undisputed heavy weights of the world. Owing largely to investor enthusiasm for these sectors, the technology-heavy Nasdaq soared, significantly outperforming just about every other major equity index.

    Towards the beginning of March, however, the hammer fell on TMT issues, as investors finally re-evaluated the valuations and growth potential of these stocks in what was shaping up to be a slowing U.S. and global economy. Many TMT issues suffered declines of more than 50%, particularly in the dot.com area, as investors fled in favor of slower growing, but more stable sectors, such as pharmaceuticals, consumer non-durables, and utilities. This shift benefited value investors who had previously taken advantage of depressed prices in what were perceived as "old economy" sectors.

    Since the summer months, we continued to experience extreme volatility month-to-month, with no clear pattern to it. In some months growth prevailed. In others, value. In all, it was a very difficult market to get a handle on.

HOW DID THE FUND PERFORM OVER THIS PERIOD?

    We did not perform as well as we would have liked, relative to the competition. This was largely the result of our maintaining a neutral weighting in the TMT sectors during their period of substantial outperformance. This limited our exposure to the volatility of these sectors, but it also limited the gains we were able to achieve during their run-up. Other funds, especially growth funds, bet heavily on TMT when it was hot in the early stages, and got out before it cooled completely. This led to their outperformance over the past 12 months.

    We felt that was a dangerous game to play. We pursue overweight positions in sectors when there is an attractive valuation with growth to be captured, but won't take them just to pursue the latest, greatest momentum play. To do so would create more volatility than returns in the long run.

WHAT STOCKS NOTABLY HELPED PERFORMANCE?

    Pharmacia Corporation was one. It was the beneficiary of a very smart merger with Monsanto, which we previously held in the portfolio. As a merged entity, it has very strong margin expansion prospects going forward, and most observers, including J.P. Morgan, are predicting greater than 20% earnings-per-share growth over the next three years.

    In the global media sector, News Corp. has some of the most valuable global media assets (Fox, UK newspapers, Asian Satellites), which are more valuable than those held by Disney, Viacom, or Time-Warner. During 2000, the market began to realize this value, and the company's stock price appreciated accordingly.

    Elsewhere, in the consumer non-durables area, Nestle performed well as investors began to see some of the rewards of a multi-year restructuring program that rationalized and consolidated the company's brands. By improving efficiency and cutting costs, Nestle is achieving sales growth that is well above industry averages and a bottom line that is growing even faster. This stock has outperformed the global sector and the overall market this year.

PORTFOLIO MANAGER Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

HOW ABOUT THOSE THAT DID LESS WELL?

    WorldCom, the world's top data communications provider, among other things, was very disappointing. It did not participate in the TMT market run of 1999's fourth quarter. This resulted in investors not having a cushion to rely on when slower earnings-per-share growth and a failed merger with Sprint sent its stock tumbling by more than 50% over the course of the year. This is not to say that WorldCom is unhealthy, just that it is not growing as fast as in the past. As a result, we sold our holdings of WorldCom in the third quarter of 2000.

    Another disappointment was Level 3 Communications, a provider of fiber optic broadband networks to communication companies. It is a strong company, with an excellent business plan and bright prospects, but unfortunately, it fell victim to the general sell-off in telecoms. Based on our faith in Level 3 Communications' future, we are continuing to buy more, however, it lowered the Fund's performance during the fiscal period.

    In the semiconductor sector, Hyundai Electronics was hit by slowing PC sales worldwide and concerns about technology companies in general. We think it was, and is, one of the best values in the sector. But, unfortunately, it continued to sell at low multiples, relative to its U.S. or European peers, through much of this reporting period.

WHAT DO YOU THINK WILL MOVE THE MARKETS IN THE  MONTHS AHEAD?

    Investors have questioned some of the valuations for technology stocks, and we think they have come closer to appreciating the true worth of their holdings, rather than the speculative value placed upon them a few quarters' ago. Hopefully, as expectations moderate, we will not see the wild swings we have experienced lately.

    Unfortunately, we anticipate there will be continued monthly sector rotation as investors seek their bearings and try to get a better sense of where interest rates, earnings, and global growth are heading. If investors believe that a soft landing can be achieved, it will undoubtedly lead to more stable markets.

    Until early 2001, sector rotation will be driven by day-to-day news about earnings and the economy. Therefore, market volatility is likely to remain high

WHAT, IN YOUR OPINION, WOULD BE DEFINITIVE SIGNS  OF MARKET STABILITY?

    If we were to see an interest rate cut, it would lighten the hearts of even the most cynical investor. Such a move would strongly indicate that inflation has been contained, and that growth can continue in a low inflation environment. Stabilization in forward earnings estimates for companies would help, as would stabilization in oil prices.

HOW ARE YOU POSITIONING FOR THE QUARTER GOING FORWARD?

    In light of our outlook on market volatility, we are becoming more defensive in the Fund. To achieve the risk/reward profile we desire, we are emphasizing high quality companies with stable, predictable growth patterns and proven records in delivering earnings growth over time. Several such companies are to be found in the pharmaceutical and consumer non-durables sectors. At the same time, we are generally avoiding commitments to higher growth companies whose valuations continue to be stretched. Many such companies still reside in the technology sector, despite the sector's heavy losses this year.

FUND FACTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

    J.P. Morgan Global 50 Fund seeks to provide a high total return from a concentrated portfolio of global equity securities.

--------------------------------------------------------------------------------
    Inception Date: 5/29/1998
--------------------------------------------------------------------------------
    Fund Net Assets as of 10/31/2000: $157,735,780
--------------------------------------------------------------------------------
    Income Dividend Payable Dates: 12/20/2000
--------------------------------------------------------------------------------
    Capital Gain Dividend Payable Dates
     (if applicable): 12/20/2000

EXPENSE RATIO

    The Fund's current expense ratio of 1.50% covers shareholders' expenses for custody, tax reporting, investment advisory, and shareholder services, after reimbursement.The Fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling or safekeeping fund shares, or for wiring redemption proceeds from the Fund.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

All data as of October 31, 2000

COUNTRY ALLOCATION
(As a percentage of total investment securities)

[data from pie chart]

Europe/Africa                41.4%
United States                28.4%
Japan                        14.9%
Asia Pacific ex-Japan        10.5%
Latin America                 2.6%
Canada                        2.2%

LARGEST EQUITY                                                    % OF TOTAL
HOLDINGS                                COUNTRY                  INVESTMENTS
--------------------------------------------------------------------------------
Ambac Financial Group, Inc.             United States               2.8%
Bristol-Myers Squibb Co.                United States               2.7%
Royal & Sun Alliance
Insurance Group Plc                     United Kingdom              2.6%
Philip Morris Co., Inc.                 United States               2.6%
Vodafone Group Plc                      United Kingdom              2.5%
Zurich Financial Services AG            Switzerland                 2.5%
Exxon Mobil Corp.                       United States               2.5%
Pharmacia Corp.                         United States               2.4%
Takeda Chemical
    Industries Ltd.                     Japan                       2.4%
Nestle SA                               Switzerland                 2.3%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT INSURED BY THE FDIC, ARE NOT BANK DEPOSITS OR OTHER OBLIGATIONS OF THE FINANCIAL INSTITUTION AND ARE NOT GUARANTEED BY THE FINANCIAL INSTITUTION. SHARES OF THE FUND ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

Opinions expressed herein are based on current market conditions and are subject to change without notice. The Fund invests in foreign securities which are subject to special risks such as economic and political instability and currency fluctuation.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN GLOBAL 50 FUND - SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
OCTOBER 31, 2000

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
COMMON STOCKS - 94.1%
AUSTRALIA - 3.7%
   278,300  News Corp. Ltd.(s)                                     $    2,909,893
   182,185  WMC Ltd. ADR(s)                                             2,778,321
                                                                   --------------
                                                                        5,688,214
                                                                   --------------
BERMUDA - 2.6%
    71,500  Asia Global Crossing Ltd.(s)(+)                               500,500
    63,500  Tyco International Ltd.(s)                                  3,599,656
                                                                   --------------
                                                                        4,100,156
                                                                   --------------
CANADA - 0.2%
     4,100  Seagram Co. Ltd. (The)(s)                                     234,213
                                                                   --------------
FINLAND - 2.2%
   331,753  Stora Enso OYI, R Shares(s)                                 3,393,681
                                                                   --------------
FRANCE - 7.5%
    48,631  Alcatel O(+)(s)                                             2,889,501
    35,728  BNP Paribas S.A.(s)                                         3,076,763
    15,500  Suez Lyonnaise des Eaux S.A.(s)                             2,362,180
    23,250  Total Fina Elf S.A.(s)                                      3,322,555
                                                                   --------------
                                                                       11,650,999
                                                                   --------------
GERMANY - 2.2%
   120,000  Commerzbank AG(s)                                           3,381,929
                                                                   --------------
HONG KONG - 2.3%
   422,000  China Mobile (Hong Kong) Ltd.(s)(+)                         2,718,968
   390,000  China Unicom Ltd.(s)                                          782,590
                                                                   --------------
                                                                        3,501,558
                                                                   --------------
JAPAN - 14.9%
 1,166,000  Chuo Mitsui Trust & Banking Co.(s)                          3,555,985
   275,000  Hitachi, Ltd.(s)                                            2,946,698
   117,000  Matsushita Electric Industrial Co. Ltd.(s)                  3,396,740
 1,016,000  Mitsubishi Chemical Corp.(s)                                3,210,184
   635,000  Nippon Yusen Kabushiki Kaisha(s)                            2,977,562
    13,100  Rohm Co. Ltd.(s)                                            3,300,495
    57,000  Takeda Chemical Industries Ltd.(s)                          3,753,366
                                                                   --------------
                                                                       23,141,030
                                                                   --------------
NETHERLANDS - 4.0%
    62,800  Heineken N.V.(s)                                            3,406,679
    72,985  Koninklijke (Royal) Philips Electronics N.V.(s)             2,864,838
                                                                   --------------
                                                                        6,271,517
                                                                   --------------
SINGAPORE - 4.4%
   293,480  DBS Group Holdings Ltd.(s)                                  3,460,573
   233,000  Singapore Press Holdings Ltd.(s)                            3,331,416
                                                                   --------------
                                                                        6,791,989
                                                                   --------------
SOUTH AFRICA - 1.9%
   500,465  South African Breweries Plc(s)                              2,999,334
                                                                   --------------

SHARES/PRINCIPAL AMOUNT                                                   VALUE
--------------------------------------------------------------------------------

SPAIN - 2.0%
     237,000  Banco Bilbao Vizcaya Argentaria, S.A.(s)              $   3,153,840
                                                                    -------------
SWEDEN - 1.9%
     172,000  Skandia Forsakrings AB(s)                                 2,909,581
                                                                    -------------
SWITZERLAND - 11.1%
       1,250  Compagnie Financiere Richemont AG,
                A Units(s)                                              3,475,891
      15,600  Credit Suisse Group(s)                                    2,923,753
       1,755  Nestle S.A.(s)                                            3,635,713
         364  Roche Holding AG(s)                                       3,323,998
       7,984  Zurich Financial Services AG(s)                           3,862,838
                                                                    -------------
                                                                       17,222,193
                                                                    -------------
UNITED KINGDOM - 8.6%
     612,300  British Airways Plc(s)                                    2,738,324
     187,000  Cable & Wireless Plc(s)                                   2,647,379
     562,900  Royal & Sun Alliance Insurance Group Plc(s)               4,009,038
     937,537  Vodafone Group Plc(s)                                     3,903,568
                                                                    -------------
                                                                       13,298,309
                                                                    -------------
UNITED STATES - 24.6%
     53,500  Ambac Financial Group, Inc.(s)                             4,269,968
     67,800  Bristol-Myers Squibb Co.(s)                                4,131,562
    196,000  E*trade Group, Inc.(s)(+)                                  2,854,250
     42,700  Exxon Mobil Corp.(s)                                       3,808,306
     62,200  Level 3 Communications, Inc.(s)(+)                         2,966,162
     86,300  Micron Technology, Inc.(s)(+)                              2,998,925
     50,200  Nortel Networks Corp.(s)                                   2,284,100
     68,500  Pharmacia Corp.(s)                                         3,767,500
    109,000  Philip Morris Co., Inc.(s)                                 3,992,125
     93,000  Sprint Corp. (PCS Group)(s)(+)                             3,545,625
     44,000  Time Warner Inc.(s)                                        3,340,039
                                                                    -------------
                                                                       37,958,562
                                                                    -------------
TOTAL COMMON STOCKS                                                   145,697,105
                                                                    -------------
   (Cost $143,539,170)

CONVERTIBLE BONDS - 0.1%
HONG KONG - 0.1%
   $171,000  China Mobile (Hong Kong) Ltd., 2.25%,
                11/03/05                                                  177,840
                                                                    -------------
   (Cost $171,000)

CONVERTIBLE PREFERRED STOCKS - 2.0%
CANADA - 2.0%
     58,900  Seagram Co. Ltd., 7.50%                                    3,092,250
                                                                    -------------
   (Cost $3,157,372)

    The Accompanying Notes are an Integral Part of the Financial Statements.
6

J.P. MORGAN GLOBAL 50 FUND - SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000

SHARES/PRINCIPAL AMOUNT                                                   VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 3.8%
INVESTMENT COMPANIES - 3.6%
  5,630,033  Hamilton Money Fund                                   $  5,630,033
                                                                   ------------
U.S. TREASURY SECURITIES - 0.2%
 $ 290,000  U.S. Treasury Bills, 6.31%, 3/22/01(s)(y)                   283,084
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS                                          5,913,117
                                                                   ------------
   (Cost $5,920,032)
TOTAL INVESTMENT SECURITIES - 100.0%                               $154,880,312
                                                                   ============
   (Cost $152,787,574)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                                             NET
                                                                          UNREALIZED
CONTRACTS           SETTLEMENT                       SETTLEMENT          APPRECIATION
TO SELL             DATE               VALUE         VALUE               (DEPRECIATION)
------------------------------------------------------------------------------------------
 6,706,821  AUD     12/13/00          $ 3,700,153    $  3,477,091        $ 223,062
 18,493,792 CHF     12/13/00           10,493,659      10,327,950          165,709
 15,928,211 EUR     12/13/00           13,369,881      13,527,940         (158,059)
 1,188,889,869 JPY  12/13/00           11,143,259      10,973,637         169,622
 6,663,148  SEK     12/13/00              690,482         667,355          23,127
 19,667,003  SGD    12/13/00           11,368,210      11,255,952         112,258
 14,510,405  ZAR    12/13/00            2,009,334       1,911,112          98,222
                                  --------------------------------------------------------
                                      $52,774,978     $52,141,037       $ 633,941
                                  ========================================================

                                                                             NET
                                                                          UNREALIZED
CONTRACTS           SETTLEMENT                       SETTLEMENT          APPRECIATION
TO BUY              DATE               VALUE         VALUE               (DEPRECIATION)
------------------------------------------------------------------------------------------
 2,022,000  AUD     12/13/00       $ 1,068,020      $  1,048,288         $  (19,732)
 3,570,996  CAD     12/13/00         2,406,332         2,340,522            (65,810)
 25,860,751 EUR     12/13/00        22,114,313        21,963,715            (150,598)
 1,788,793  GBP     12/13/00         2,526,330         2,599,803             73,473
   914,109  GBP for
1,567,000 EUR       12/13/00         1,330,864         1,328,552             (2,312)
 403,558,110  JPY   12/13/00         3,783,104         3,724,904            (58,200)
283,288,667 JPY for
4,598,842  CHF      12/13/00         2,568,246         2,614,798             46,552
 7,703,442  SGD     12/13/00         4,459,000         4,408,886            (50,114)
 1,136,869  SGD for
1,206,000  AUD      12/13/00           625,238           650,675            25,437
 1,142,323  SGD for
768,000  EUR        12/13/00           652,268           653,782             1,514
                                  --------------------------------------------------------
                                   $41,533,715       $41,333,925           $(199,790)
                                  ========================================================

FUTURES CONTRACTS
                                                                                  NET
                                                                               UNREALIZED
                          EXPIRATION              UNDERLYING FACE             APPRECIATION
PURCHASED                 DATE                    AMOUNT AT VALUE            (DEPRECIATION)
------------------------------------------------------------------------------------------
 33 DJ Euro Index         December 2000            $1,429,590                   $10,825
 8  FTSE 100 Index        December 2000               753,884                     1,731
 11 S&P 500 Index         December 2000             3,960,550                    75,739
 5  TOPIX Index           December 2000               631,468                    (1,923)
                                  --------------------------------------------------------
                                                   $6,775,492                   $86,372
                                  ========================================================

MARKET SECTORS                                                        % OF TOTAL
(UNAUDITED)
INVESTMENTS

INDUSTRIAL CYCLICAL                                                      17.5%
FINANCE                                                                  12.6%
INSURANCE                                                                 9.7%
PHARMACEUTICALS                                                           9.7%
TELECOMMUNICATIONS                                                        9.2%
CONSUMER STABLE                                                           9.1%
CONSUMER SERVICES                                                         8.3%
CONSUMER CYCLICAL                                                         5.8%
ENERGY                                                                    4.6%
SEMICONDUCTORS                                                            4.1%
SHORT-TERM INVESTMENTS                                                    3.8%
SOFTWARE & SERVICES                                                       3.4%
RETAIL                                                                    2.2%

ADR - American Depositary Receipt
AUD - Australian Dollar
CHF - Swiss Franc
EUR - Euro
GBP - British Pound
JPY - Japanese Yen
SEK - Swedish Krona
SGD - Singapore Dollar
ZAR - South African Rand
(s) Security is fully or partially segregated with custodian as collateral for futures or with brokers as initial margin for futures contracts.
(y)  Yield to maturity
(+)   Non-income producing security


The Accompanying Notes are an Integral Part of the Financial Statements.
    7

J.P. MORGAN GLOBAL 50 FUND
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
OCTOBER 31, 2000

ASSETS
Investments at Value (Cost $152,787,574)                           $154,880,312
Foreign Currency at Value (Cost $857,963)                               859,086
Receivable for Investments Sold                                       4,712,275
Unrealized Appreciation of Forward Foreign Currency Contracts           938,976
Receivable for Shares of Beneficial Interest Sold                     1,129,103
Foreign Tax Reclaim Receivable                                          222,388
Dividend and Interest Receivable                                        215,790
Variation Margin Receivable                                             101,408
Receivable for Expense Reimbursement                                     57,236
Deferred Organizaton Expense                                              7,566
Prepaid Trustees' Fees and Expenses                                         360
Prepaid and Other Assets                                                  1,359
                                                                   ------------
TOTAL ASSETS                                                        163,125,859
                                                                   ------------
LIABILITIES
Payable for Investments Purchased                                     3,395,863
Unrealized Depreciation of Forward Foreign Currency Contracts           504,825
Due to Custodian                                                        620,505
Payable for Shares of Beneficial Interest Redeemed                      507,457
Advisory Fee Payable                                                    165,406
Shareholder Servicing Fee Payable                                        33,081
Administrative Service Fee Payable                                        6,334
Fund Services Fee Payable                                                   114
Accrued Expenses and Other Liabilities                                  156,494
                                                                   ------------
TOTAL LIABILITIES                                                     5,390,079
                                                                   ------------
NET ASSETS
Applicable to 8,586,686 shares outstanding
    (par value $0.001, unlimited shares authorized)                $157,735,780
                                                                   ============
Net Asset Value, Offering and Redemption Price per Share                 $18.37
                                                                   ============
ANALYSIS OF NET ASSETS
Paid-in Capital                                                    $146,128,468
Undistributed Net Investment Income                                   1,927,962
Accumulated Net Realized Gain on Investments,
    Futures Contracts, and Foreign Currency
      Contracts and Transactions                                      7,084,725
Net Unrealized Appreciation on Investments, Futures
   Contracts, and Foreign Currency Contracts and Translations         2,594,625
                                                                   ------------
NET ASSETS                                                         $157,735,780
                                                                   ============

    The Accompanying Notes are an Integral Part of the Financial Statements.
8

J.P. MORGAN GLOBAL 50 FUND
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 2000

INVESTMENT INCOME
INCOME
Dividend Income (Net of Foreign Withholding Tax of $248,687)        $ 2,735,714
Interest Income                                                         358,867
                                                                    -----------
    Investment Income                                                 3,094,581
                                                                    -----------
EXPENSES
Advisory Fee                                                          1,869,989
Shareholder Servicing Fee                                               373,998
Custody Fee                                                             183,197
Administrative Services Fee                                              72,763
Professional Fees                                                        50,478
Registration Fee                                                         36,593
Printing Expenses                                                        10,920
Fund Services Fee                                                         2,338
Trustees' Fees and Expenses                                               1,598
Organization Expenses                                                     1,430
Administration Fee                                                          979
Miscellaneous                                                            93,982
                                                                    -----------
    Total Expenses                                                    2,698,265
Less: Reimbursement of Expenses                                       (453,861)
                                                                    -----------
    Net Expenses                                                      2,244,404
                                                                    -----------
NET INVESTMENT INCOME                                                   850,177
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON
Investment Transactions                                               8,056,272
Futures Contracts                                                     (758,563)
Foreign Currency Contracts and Transactions                             743,598
                                                                    -----------
    Net Realized Gain                                                 8,041,307
                                                                    -----------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON
Investment Transactions                                             (9,615,627)
Futures Contracts                                                        69,578
Foreign Currency Contracts and Translations                             738,444
                                                                    -----------
    Net Change in Unrealized Appreciation                            (8,807,605)
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $   83,879
                                                                    ===========

The Accompanying Notes are an Integral Part of the Financial Statements.
  9

J.P. MORGAN GLOBAL 50 FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31

INCREASE IN NET ASSETS                                                 2000                       1999
FROM OPERATIONS
Net Investment Income                                             $    850,177                $  245,249
Net Realized Gain on Investment, Futures Contracts, and
    Foreign Currency Transactions                                    8,041,307                  8,174,687
Net Change in Unrealized Appreciation (Depreciation) on
    Investments, Futures Contracts, and Foreign Currency
    Contracts and Translations                                      (8,807,605)                17,232,532
                                                                  -----------------           -------------
    Net Increase in Net Assets Resulting from Operations                83,879                 25,652,468
                                                                  -----------------           -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                               (1,261,351)                      -
Net Realized Gain                                                   (2,090,348)                      -
                                                                  -----------------           -------------
    Total Distributions to Shareholders                             (3,351,699)                      -
                                                                  -----------------          -------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold                   173,805,658                 30,583,982
Reinvestment of Distributions                                        2,618,994                       -
Cost of Shares of Beneficial Interest Redeemed                    (116,491,492)               (31,651,984)
                                                                  -----------------          -------------
    Net Increase (Decrease) from Transactions
      in Shares of Beneficial Interest                              59,933,160                 (1,068,002)
                                                                  -----------------          -------------
    Total Increase in Net Assets                                    56,665,340                 24,584,466
                                                                  -----------------          -------------
NET ASSETS
Beginning of Year                                                  101,070,440                 76,485,974
                                                                  -----------------          -------------
End of Year                                                       $157,735,780               $101,070,440
                                                                  =================          =============
Undistributed Net Investment Income                                 $1,927,962                 $1,614,387
                                                                  =================          =============
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Shares of Beneficial Interest Sold                                   8,705,016                  1,838,738
Shares of Beneficial Interest Reinvested                               134,445                      -
Shares of Beneficial Interest Redeemed                              (5,848,906)                (1,968,762)
                                                                  -----------------          -------------
Net Increase (Decrease) in Shares of Beneficial Interest             2,990,555                   (130,024)
                                                                  =================          =============

   The Accompanying Notes are an Integral Part of the Financial Statements.
10

J.P. MORGAN GLOBAL 50 FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD ARE AS FOLLOWS:

                                                                                               FOR THE PERIOD
                                                                                                  MAY 29, 1998
                                                                                                (COMMENCEMENT OF
                                                            FOR THE YEARS ENDED OCTOBER 31     OPERATIONS) THROUGH
                                                               2000              1999           OCTOBER 31, 1998
                                                            --------------------------------------------------------------
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD                $18.06            $13.36              $15.00
                                                            --------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                          0.16              0.06                0.22
Net Realized and Unrealized Gain (Loss) on
    Investments, Futures Contracts,
    and Foreign Currency Contracts and Translations            0.73              4.64               (1.86)
                                                            --------------------------------------------------------------
Total From Investment Operations                               0.89              4.70               (1.64)
                                                            --------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
          Net Investment Income                               (0.22)              -                   -
          Net Realized Gains                                  (0.36)              -                   -
                                                            --------------------------------------------------------------
          Total Distributions to Shareholders                 (0.58)              -                   -
                                                            --------------------------------------------------------------
NET ASSET VALUE PER SHARE, END OF PERIOD                      $18.37            $18.06              $13.36
                                                            ==============================================================
RATIOS AND SUPPLEMENTAL DATA
Total Return                                                   4.64%            35.18%            (10.93)%(a)
Net Assets, End of Period (in thousands)                     $157,736          $101,070             $76,486
Ratios to Average Net Assets
    Net Expenses                                               1.50%             1.50%             1.50%(b)
    Net Investment Income                                      0.57%             0.28%             0.43%(b)
    Expenses Without Reimbursement                             1.80%             1.97%             2.07%(b)
Portfolio Turnover                                             101%               84%                 54%

(a) Not Annualized.
(b) Annualized.


The Accompanying Notes are an Integral Part of the Financial Statements.
   11

J.P. MORGAN GLOBAL 50 FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
OCTOBER 31, 2000
--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--The J.P. Morgan Global 50 Fund (the "Fund") is a series of J.P. Morgan Series Trust, a Massachusetts business trust (the "Trust"). The Trust, which was organized on August 15, 1996, is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The Fund's investment objective is to provide high total return from a concentrated portfolio of global equity securities. The Trustees of the Trust have divided the beneficial interests in the Fund into two classes of shares, Institutional Shares and Select Shares. Currently, the Fund only offers Select Shares. The Fund commenced operations on May 29, 1998. The Declaration of Trust permits the Trustees to issue an unlimited number of shares in the Fund.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Fund:

    SECURITY VALUATIONS--Securities traded on principal securities exchanges are valued at the last reported sales price, or mean of the latest bid and asked prices when no last sales price is available. Securities traded over-the-counter and certain foreign securities are valued at the quoted bid price from a market maker or dealer. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

    Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Trustees.

    SECURITY TRANSACTIONS--Security transactions are accounted for as of the trade date. Realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME--Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or at the time that the relevant ex-dividend and amount becomes known. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Net investment income, excluding shareholder servicing fees, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of each day.

    ORGANIZATION EXPENSES--The Fund incurred organization expenses in the amount of $20,000, which have been deferred and are being amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the Fund.

    FUTURES CONTRACTS--The Fund may enter into futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements and to manage exposure to changing interest rates and securities prices. The risks of entering into futures contracts include the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the Fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gain or loss. The Fund will recognize a gain or loss when the contract is closed or expires.

    FOREIGN CURRENCY TRANSACTIONS--All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates and are reported in the Statement of Operations.

    Although the net assets of the Fund are presented at the exchange rates and market values prevailing at the end of the period, the Fund does not isolate the portion of the results of operations arising from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--The Fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to manage the Fund's exposure to foreign currency exchange fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The Fund bears the risk of an unfavorable change in the

J.P. MORGAN GLOBAL 50 FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000
--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

    INCOME TAX STATUS--It is the Fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    FOREIGN TAXES--The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

    DISTRIBUTIONS TO SHAREHOLDERS--Distributions to a shareholder are recorded on the ex-dividend date. Distributions from net investment income and distributions from net realized gains, if any, are declared and paid annually.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH AFFILIATES

    ADVISORY--The Trust, on behalf of the Fund, has an Investment Advisory Agreement with J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan") and a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Under the terms of the agreement, the Fund pays JPMIM at an annual rate of 1.25% of the Fund's average daily net assets.

    ADMINISTRATIVE SERVICES--The Trust has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the Fund. Under the Services Agreement, the Trust has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the Trust and certain other registered investment companies for which JPMIM acts as investment advisor in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to Funds Distributor, Inc. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust and certain other investment companies for which Morgan provides similar services.

    Morgan has agreed to reimburse the Fund to the extent necessary to maintain the total operating expenses (which excludes interest and dividend expenses, taxes and extraordinary items) of the Select Shares at no more than 1.50% of the average daily net assets of the Fund. This reimbursement arrangement can be changed or terminated at any time after February 28, 2001 at the option of Morgan.

    ADMINISTRATION--The Trust has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the Fund. Under a Co-Administration Agreement between FDI and the Trust, FDI provides administrative services necessary for the operations of the Fund, furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers affiliated with FDI. The Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust and certain other investment companies for which FDI provides similar services.

    SHAREHOLDER SERVICING--The Trust has a Shareholder Servicing Agreement with Morgan under which Morgan provides account administration and personal account maintenance service to Fund shareholders. The agreement provides for the Fund to pay Morgan a fee for these services that is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the Select Shares.

    Morgan, Charles Schwab & Co. ("Schwab") and the Trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes Select Shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The Fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the services agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the Trust and Morgan is terminated, the Fund would be responsible for the ongoing payments to Schwab with respect to pre-termination Select Shares.

    FUND SERVICES--The Trust has a Fund Services Agreement with Pierpont Group, Inc. ("PGI") to assist the Trustees in exercising their overall supervisory responsibilities for the Trust's affairs. The Trustees of the Fund represent all the existing shareholders of PGI.

J.P. MORGAN GLOBAL 50 FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000
--------------------------------------------------------------------------------
2. TRANSACTIONS WITH AFFILIATES (CONTINUED)

    Each Trustee receives an aggregate annual fee of $75,000 for serving on the boards of the Trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, and other registered investment companies in which they invest. The trustees' fees and expenses shown in the financial statements represent the Fund's allocated portion of the total Trustees' fees and expenses. The Trust's Chairman and Chief Executive Officer also serves as Chairman of PGI and receives compensation and employee benefits from PGI. The allocated portion of such compensation and benefits included in the Fund Services Fee shown on the Statement of Operations was $200.

--------------------------------------------------------------------------------
3. FEDERAL INCOME TAXES

    As of October 31, 2000, accumulated net unrealized appreciation was $807,591, based on the aggregate cost of investments for federal income tax purposes of $154,072,721, which consisted of unrealized appreciation of $13,668,832 and unrealized depreciation of $12,861,241.

    Income distributions and capital gain distributions, if any, are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of foreign currency and tax allocation. Accordingly, these permanent differences in the character of income and distributions between financials statements and tax basis have been reclassified to paid-in-capital. During the year ended October 31, 2000, the following reclassifications were made: Increase Undistributed Net Investment Income by $724,749, decrease Accumulated Net Realized Gain by $743,598 and decrease Paid-in Capital by $18,849. The adjustments are primarily attributable to foreign currency losses. Net Investment Income, Net Realized Gains, and Net Assets were not affected by this change.

--------------------------------------------------------------------------------
4. INVESTMENT TRANSACTIONS

    During the year ended October 31, 2000, the Fund purchased $194,360,196 of investment securities and sold $140,697,367 of investment securities other than U.S. government securities and short-term investments.

--------------------------------------------------------------------------------
5. BANK LOANS

    The Fund may borrow money for temporary or emergency purposes, such as funding shareholder redemptions. Effective May 23, 2000, the Fund, along with certain other Funds managed by JPMIM, entered into a $150,000,000 bank line of credit agreement with DeutscheBank. Borrowings under the agreement will bear interest at approximate market rates and a commitment fee at an annual rate of 0.085% on the unused portion of the committed amount.

J.P. MORGAN GLOBAL 50 FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000
--------------------------------------------------------------------------------
6. CONCENTRATIONS OF CREDIT RISK

    The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices more volatile than those of comparable U.S. securities.

    From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

--------------------------------------------------------------------------------
7. SUBSEQUENT EVENTS

    On September 13, 2000, J.P. Morgan & Co. Incorporated and The Chase Manhattan Corporation announced that they have entered into an agreement and plan of merger. The transaction is expected to close in December 2000 and is subject to approval by shareholders of both companies.

================================================================================
TAX INFORMATION NOTICE (UNAUDITED)

    For corporate taxpayers 17.90% of the ordinary income distributions paid during the fiscal year ended October 31, 2000 qualify for the corporate dividends received deduction.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees and Shareholders of
J.P. Morgan Global 50 Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Global 50 Fund (one of the Funds comprising the J.P. Morgan Series Trust, hereafter referred to as the "Fund") at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period May 29, 1998 (commencement of operations) through October 31, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 21, 2000

[back cover]

J.P. MORGAN FUNDS
       Federal Money Market Fund
           ---------------------------------------------------------------------
       Prime Money Market Fund
           ---------------------------------------------------------------------
       Emerging Markets Debt Fund
           ---------------------------------------------------------------------
       Tax Aware Enhanced Income Fund:
           Select Shares
           ---------------------------------------------------------------------
       Tax Exempt Money Market Fund
           ---------------------------------------------------------------------
       Short Term Bond Fund
           ---------------------------------------------------------------------
       Bond Fund
           ---------------------------------------------------------------------
       Global Strategic Income Fund
           ---------------------------------------------------------------------
       Tax Exempt Bond Fund
           ---------------------------------------------------------------------
       California Bond Fund:
           Select Shares
           ---------------------------------------------------------------------
       New York Tax Exempt Bond Fund
           ---------------------------------------------------------------------
       Diversified Fund
           ---------------------------------------------------------------------
       Disciplined Equity Fund
           ---------------------------------------------------------------------
       Tax Aware U.S. Equity Fund:
           Select Shares
           ---------------------------------------------------------------------
       U.S. Equity Fund
           ---------------------------------------------------------------------
       U.S. Small Company Fund
           ---------------------------------------------------------------------
       U.S. Small Company Opportunities Fund
           ---------------------------------------------------------------------
       Emerging Markets Equity Fund
           ---------------------------------------------------------------------
       European Equity Fund
           ---------------------------------------------------------------------
       Global 50 Fund:
           Select Shares
           ---------------------------------------------------------------------
       Global Healthcare Fund:
           Select Shares
           ---------------------------------------------------------------------
       International Equity Fund
           ---------------------------------------------------------------------
       International Opportunities Fund
           ---------------------------------------------------------------------
       For more information on the J.P. Morgan
           Funds, call J.P. Morgan Funds
           Services at (800) 521-5411.
           ---------------------------------------------------------------------

Morgan Guaranty Trust Company                                  MAILING
500 Stanton Christiana Road                                   INFORMATION
Newark, Delaware 19713-2107

IN-ANN-23763    1000